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                                                            EXHIBIT 23.1


                            INDEPENDENT AUDITORS' CONSENT


          The Board of Directors
          Ceridian Corporation:


          We consent to the use of our reports incorporated herein by reference and to the reference to our firm in Part II, Item 5 hereof.




                                                  /s/KPMG Peat Marwick LLP

          Minneapolis, Minnesota
          December 12, 1995